                              Second Supplement to
                       Appendix A to Employment Agreement
                        Between Stewart Enterprises, Inc.
                                       and
                                Michael K. Crane



                  Base Salary, Bonus Compensation and Benefits
                  --------------------------------------------



1.       Effective February 1, 2003, Employee's Base Salary shall be $275,000.

2. For Fiscal Year 2003 ("FY 2003"), the Employee shall be eligible to receive a Bonus of up to $268,750.

         (a) Maximum Bonus potential for FY 2003 will be determined based on the criteria approved by the Compensation Committee of the Board of Directors.


         No other items or portions of items in Appendix A as previously supplemented are affected by this Supplement.


                                     Agreed to and accepted:

                                     STEWART ENTERPRISES, INC.


Date:   June 25, 2003                By: /s/ JAMES W. MCFARLAND
                                         ----------------------
                                           James W. McFarland
                                    Compensation Committee Chairman


                                     EMPLOYEE


Date:   June 25, 2003                /s/ MICHAEL K. CRANE
                                     --------------------
                                       Michael K. Crane